UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2009

Dragon’s Lair Holdings, Inc.
(Exact name of Registrant as Specified in its Charter)

Florida	0-53439	26-1427633
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

785 NE 83rd Terrace
Miami, Florida 33138
(Address of Principal Executive Offices including Zip Code)

(786) 554-2771
(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On December 14, 2009, Bobby R. Smith, Jr., and Frances Mize (collectively, the “Purchaser”), completed the purchase of 5,928,235 shares of common stock of Dragon’s Lair Holdings, Inc., a Florida corporation (the “Company”), pursuant to (A) that certain Share Purchase and Sale Agreement dated December 14, 2009 by and among Bobby R. Smith, Jr. and Frances Mize, as purchasers, and Talles Investments, Inc., Michel Lemoine, Yamit Lemoine, H. Bradley Ress, Steve Kravitz and Joseph R. Pierre-Louis, as sellers, for 5,828,235 shares of common stock of the Company and (B) that certain Stock Purchase Agreement dated December 14, 2009 by and between Bobby R. Smith, Jr., as purchaser, and Island Capital Management, LLC, as seller, for 100,000 shares of common stock of the Company.  The sales resulted in the transfer of 74.1 percent (74.1%) of the issued and outstanding capital stock of the Company to Bobby Smith, Jr. and Frances Mize for an aggregate cash purchase price in the amount of $300,000, which resulted in a change in control of the Company.  The description of the material terms of the aforementioned agreements included in Items 5.01 and 5.02 of this Form 8-K are incorporated by reference into this Item.

Item 5.01                      Changes in Control of Registrant

On December 14, 2009, Bobby Smith, Jr. and Frances Mize consummated the purchase of 5,928,235 shares of common stock of the Company from Talles Investments, Inc., Michel Lemoine, Yamit Lemoine, H. Bradley Ress, Steve Kravitz, Joseph R. Pierre-Louis and Island Capital Management, LLC, which constituted 74.1 percent (74.1%) of the issued and outstanding shares of common stock of the Company for an aggregate cash purchase price in the amount of $300,000.  The source of the funds for the purchase price for the shares of common stock of the Company was from Four Star Investments, Inc., an Alabama corporation, which is an affiliate of Bobby Smith, Jr. and Frances Mize.  As a result of the transactions, (i) Bobby R. Smith, Jr. owns individually 43.7 percent (43.7%) of the issued and outstanding common stock of the Company and has the sole power to vote and dispose of the such shares (ii) Frances Mize owns individually 30.4 percent (30.4%) of the issued and outstanding common stock of the Company and has the sole power to vote and dispose of the such shares.  As a group, Bobby R. Smith, Jr. and Frances Mize maintain shared voting and dispositive power with respect to 5,928,235 shares of common stock of the Company, or 74.1 percent (74.1%) of the issued and outstanding shares, which constitutes a majority of the issued and outstanding shares of common stock of the Company.  The Company has no other issued and outstanding shares of capital stock.  There are no arrangements or understandings among members of both the former and new control groups and their associates with respect to the election of directors or other matters.  There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Michel Lemoine, Steve Kravitz, Joseph R. Pierre-Louis and H. Bradley Ress resigned as directors of the Company on December 14, 2009, and Bobby R. Smith, Jr. and Frances Mize were appointed as directors of the Company on the same date.  Also, on December 14, 2009, Bobby R. Smith, Jr., replaced Mr. Lemoine as the President, Chief Executive Officer and Treasurer of the Company and Frances Mize replaced Mr. Louis as the Secretary of the Company.  Bobby R. Smith, Jr. and Frances Mize will each serve their terms as directors of the Company ending on the date of the next annual meeting of the shareholders of the Company, or until his or her successor is duly elected or qualified.  Each of Michel Lemoine, Steve Kravitz, Joseph R. Pierre-Louis and H. Bradley Ress stated in his letter of resignation that his resignation does not in any way imply or infer any dispute or disagreement relating to the Company’s operations, policies or practices.

Our directors and executive officers and their respective ages as of December 17, 2009, are as follows:
Name	Age	Principal Positions With Us
Bobby R. Smith, Jr.	46	Chairman of the Board, Chief Executive Officer, President and Treasurer
Frances Mize	63	Secretary and Director

The following describes the business experience of each of our executive officers and directors, including other directorships held in reporting companies, if any:

Bobby R. Smith, Jr.  Since September 2002, Bobby R. Smith, Jr., has served as the president and owner of Four Star Investments, Inc., an Alabama corporation.  Mr. Smith is a licensed builder and general contractor with the State of Alabama.

Frances Mize.  Since February 2006, Frances Mize, has served as the manager and owner of Four Star Properties, LLC.  For more than the past five years, Ms. Mize has served as the qualifying broker for properties owned by Four Star Realty, LLC and its affiliates.  Ms. Mize is a licensed realtor in the State of Alabama.

Item 9.01 Exhibits

The following Exhibits are filed herein:

Exhibit 10.1
Share Purchase and Sale Agreement dated December 14, 2009 by and among Bobby R. Smith, Jr., Frances Mize, Talles Investments, Inc., Michel Lemoine, Yamit Lemoine, H. Bradley Ress, Steve Kravitz and Joseph R. Pierre-Louis

Exhibit 10.2	Stock Purchase Agreement dated December 14, 2009 by and between Bobby R. Smith, Jr., and Island Capital Management, LLC

Exhibit 99.1	Letter of resignation – Michel Lemoine

Exhibit 99.2	Letter of resignation – Steve Kravitz

Exhibit 99.3	Letter of resignation – Joseph R. Pierre-Louis

Exhibit 99.4	Letter of resignation – H. Bradley Ress

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAGON’S LAIR HOLDINGS, INC.
(Registrant)

 Dated: December 17, 2009

By:  /s/ Bobby R. Smith, Jr.
Bobby R. Smith, Jr.
President and Chief Executive Officer

Index to Exhibits

Dragon’s Lair Holdings, Inc.

Exhibit 10.1
Share Purchase and Sale Agreement dated December 14, 2009 by and among Bobby R. Smith, Jr., Frances Mize, Talles Investments, Inc., Michel Lemoine, Yamit Lemoine, H. Bradley Ress, Steve Kravitz and Joseph R. Pierre-Louis

Exhibit 10.2	Stock Purchase Agreement dated December 14, 2009 by and between Bobby R. Smith, Jr., and Island Capital Management, LLC

Exhibit 99.1	Letter of resignation – Michel Lemoine

Exhibit 99.2	Letter of resignation – Steve Kravitz

Exhibit 99.3	Letter of resignation – Joseph R. Pierre-Louis

Exhibit 99.4	Letter of resignation – H. Bradley Ress